                                                                    EXHIBIT 99.4

                        [EL PASO CORPORATION LETTERHEAD]

                              July 10, 2002

Mr. Harvey L. Pitt
Chairman
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549-0213

Dear Chairman Pitt:

  You have recently received a copy of a letter addressed to me from Oscar Wyatt dated July 9, 2002. Mr. Wyatt has raised some issues regarding a recent restructuring of a power purchase contract by a subsidiary of El Paso Corporation. Although we are uncertain as to Mr. Wyatt's motives, there are numerous inaccuracies set forth in his letter. Although Mr. Wyatt was formerly Chairman of The Coastal Corporation, Mr. Wyatt has not been involved in the management of the Company since the merger with El Paso Corporation in early 2001. As a result, he is not familiar with the day-to-day operations of the Company since that time. Since he is not familiar with the transaction and there were numerous misstatements in his letter about the transaction, I felt it was important to inform and update Mr. Wyatt, as one of our shareholders, about the facts. In this regard, attached is a letter I sent to him earlier today. As set forth in the letter, our Company has fully complied with both the spirit and the substance of all governance, accounting and disclosure requirements set forth in all applicable laws and regulations associated with the transaction. I can assure you that we remain committed to upholding the highest business and ethical standards in our businesses.

  By way of background, the subject transaction is part of our power plant restructuring business. In particular, Congress enacted the Public Utility Regulatory Policies Act of 1978 (PURPA). Although PURPA created incentives to construct additional power plants to meet the growing demands in the United States at the time, it has resulted in numerous power purchase agreements that have prices that are in excess of current market prices. This provides a unique opportunity for the restructuring of such power purchase agreements in a manner that provides substantial benefits to the ratepayers or consumers of power, as well as the Company's shareholders. This is a classic win-win scenario, where consumers receive reduced power rates and companies such as El Paso Corporation earn a return on their capital employed for its shareholders.

  If you have any questions with regard to this matter, then please feel free to contact me directly or Peggy Heeg at 713-420-2348.

                                   Sincerely,


                                   /s/ William A. Wise


cc:  Commissioner Cynthia A. Glassman
     Commissioner Isaac C. Hunt, Jr.

                        [EL PASO CORPORATION LETTERHEAD]

                                  July 10, 2002


Mr. Isaac C. Hunt Jr.
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549-0213

Dear Commissioner Hunt:

  You have recently received a copy of a letter addressed to me from Oscar Wyatt dated July 9, 2002. Mr. Wyatt has raised some issues regarding a recent restructuring of a power purchase contract by a subsidiary of El Paso Corporation. Although we are uncertain as to Mr. Wyatt's motives, there are numerous inaccuracies set forth in his letter. Although Mr. Wyatt was formerly Chairman of The Coastal Corporation, Mr. Wyatt has not been involved in the management of the Company since the merger with El Paso Corporation in early 2001. As a result, he is not familiar with the day-to-day operations of the Company since that time. Since he is not familiar with the transaction and there were numerous misstatements in his letter about the transaction, I felt it was important to inform and update Mr. Wyatt, as one of our shareholders, about the facts. In this regard, attached is a letter I sent to him earlier today. As set forth in the letter, our Company has fully complied with both the spirit and the substance of all governance, accounting and disclosure requirements set forth in all applicable laws and regulations associated with the transaction. I can assure you that we remain committed to upholding the highest business and ethical standards in our businesses.

  By way of background, the subject transaction is part of our power plant restructuring business. In particular, Congress enacted the Public Utility Regulatory Policies Act of 1978 (PURPA). Although PURPA created incentives to construct additional power plants to meet the growing demands in the United States at the time, it has resulted in numerous power purchase agreements that have prices that are in excess of current market prices. This provides a unique opportunity for the restructuring of such power purchase agreements in a manner that provides substantial benefits to the ratepayers or consumers of power, as well as the Company's shareholders. This is a classic win-win scenario, where consumers receive reduced power rates and companies such as El Paso Corporation earn a return on their capital employed for its shareholders.

  If you have any questions with regard to this matter, then please feel free to contact me directly or Peggy Heeg at 713-420-2348.

                                   Sincerely,


                                   /s/ William A. Wise


cc:  Chairman Harvey L. Pitt
     Commissioner Cynthia A. Glassman

                        [EL PASO CORPORATION LETTERHEAD]

                                  July 10, 2002

Ms. Cynthia A. Glassman
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549-0213

Dear Commissioner Glassman:

  You have recently received a copy of a letter addressed to me from Oscar Wyatt dated July 9, 2002. Mr. Wyatt has raised some issues regarding a recent restructuring of a power purchase contract by a subsidiary of El Paso Corporation. Although we are uncertain as to Mr. Wyatt's motives, there are numerous inaccuracies set forth in his letter. Although Mr. Wyatt was formerly Chairman of The Coastal Corporation, Mr. Wyatt has not been involved in the management of the Company since the merger with El Paso Corporation in early 2001. As a result, he is not familiar with the day-to-day operations of the Company since that time. Since he is not familiar with the transaction and there were numerous misstatements in his letter about the transaction, I felt it was important to inform and update Mr. Wyatt, as one of our shareholders, about the facts. In this regard, attached is a letter I sent to him earlier today. As set forth in the letter, our Company has fully complied with both the spirit and the substance of all governance, accounting and disclosure requirements set forth in all applicable laws and regulations associated with the transaction. I can assure you that we remain committed to upholding the highest business and ethical standards in our businesses.

  By way of background, the subject transaction is part of our power plant restructuring business. In particular, Congress enacted the Public Utility Regulatory Policies Act of 1978 (PURPA). Although PURPA created incentives to construct additional power plants to meet the growing demands in the United States at the time, it has resulted in numerous power purchase agreements that have prices that are in excess of current market prices. This provides a unique opportunity for the restructuring of such power purchase agreements in a manner that provides substantial benefits to the ratepayers or consumers of power, as well as the Company's shareholders. This is a classic win-win scenario, where consumers receive reduced power rates and companies such as El Paso Corporation earn a return on their capital employed for its shareholders.

  If you have any questions with regard to this matter, then please feel free to contact me directly or Peggy Heeg at 713-420-2348.

                                   Sincerely,


                                   /s/ William A. Wise


cc:  Chairman Harvey L. Pitt
     Commissioner Isaac C. Hunt, Jr.